

THEJONESGROUP

2010 Third Quarter Earnings

October 27, 2010

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's expected financial position, business and financing plans are forward-looking statements. The words "believes," "expects," "plans," "intends," "anticipates" and similar expressions identify forward-looking statements. Forward-looking statements also include representations of the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including:

- those associated with the effect of national, regional and international economic conditions;
- lowered levels of consumer spending resulting from a general economic downturn or lower levels of consumer confidence;
- the tightening of the credit markets and the Company's ability to obtain capital on satisfactory terms;
- given the uncertain economic environment, the possible unwillingness of committed lenders to meet their obligations to lend to borrowers, in general;
- the performance of the Company's products within the prevailing retail environment;
- customer acceptance of both new designs and newly-introduced product lines;
- the Company's reliance on a few department store groups for large portions of the Company's business;
- the Company's ability to identify acquisition candidates and, in a competitive environment for such acquisitions, acquire such businesses on reasonable financial and other terms;
- the integration of the organizations and operations of any acquired businesses into the Company's existing organization and operations;
- consolidation of the Company's retail customers;
- financial difficulties encountered by the Company's customers;
- the effects of vigorous competition in the markets in which the Company operates;
- the Company's ability to attract and retain qualified executives and other key personnel;
- the Company's reliance on independent foreign manufacturers;
- changes in the costs of raw materials, labor, advertising and transportation;
- the general inability to obtain higher wholesale prices for the Company's products that the Company has experienced for many years;
- the uncertainties of sourcing associated with an environment in which general quota has expired on apparel products but litigation and political activity seeking to re-impose quotas have been initiated;
- the Company's ability to successfully implement new operational and financial computer systems; and
- the Company's ability to secure and protect trademarks and other intellectual property rights.

A further description of these risks and uncertainties and other important factors that could cause actual results to differ materially from the Company's expectations can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2009, including, but not limited to, the Statement Regarding Forward-Looking Disclosure and Item 1A-Risk Factors therein, and in the Company's other filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such expectations may prove to be incorrect. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Q3 Performance – Consolidated

($ in millions, except per share)	Q3-2010	Q3-2009
Total Revenue	$1,022	$857
Gross Profit	$343	$305
Gross Margin	33.5%	35.6%
SG&A	$260	$231
Operating Income	$83	$74
Net Income	$47	$39
Adjusted EPS	$0.54	$0.46

- Revenue increased from prior year 19%
- Core brands are strong, with increased revenues across all four operating segments
  - Revenue from e-commerce sites increased ~ 25% to $14 million
  - Revenue from footwear & accessories segment increased ~ 19% from prior year, excluding Stuart Weitzman
- SG&A well controlled and reflects increased brand investment
- Gross margins challenged by raw materials and freight costs, tight factory capacity, softening of off-price market and lower mix of retail revenue

Amounts relate to adjusted results from continuing operations – see Appendix for reconciliation of GAAP to adjusted

Strong Financial Position

- Cash at quarter end: $34 million
  - Reflects funding of Stuart Weitzman acquisition in June 2010 and investment in working capital for growth
- Inventory at quarter end: $514 million, up 23% from prior year (or 19% excluding the acquired Stuart Weitzman business)
  - Inventory turns on an annualized basis increased to 5.7x from 4.8x
- $16 million drawn on credit facility as of 10/02/10
- Quarterly dividend: $0.05 per share
- Third quarter 2010 capital expenditures: $11million

Segment Performance [1]

($ in millions)	Q3 - 2010	Q3 - 2009	Q3 YTD - 2010	Q3 YTD - 2009
Revenue -				
Wholesale Better Apparel	$328	$287	$909	$850
Wholesale Jeanswear	$229	$205	$641	$659
Wholesale Footwear & Accessories	$340	$242	$847	$675
Retail	$172	$167	$492	$492
Operating Profit -				
Wholesale Better Apparel	$39	$40	$136	$112
Wholesale Jeanswear	$23	$23	$78	$70
Wholesale Footwear & Accessories	$45	$30	$97	$60
Retail	($11)	($10)	($29)	($43)
Operating Margin -				
Wholesale Better Apparel	11.8%	14.0%	15.0%	13.2%
Wholesale Jeanswear	10.1%	11.4%	12.2%	10.6%
Wholesale Footwear & Accessories	13.3%	12.6%	11.4%	8.9%
Retail	-6.2%	-6.2%	-5.9%	-8.6%

(1) Results include intersegment sales and margin for the wholesale segments.

Amounts relate to adjusted results from continuing operations – see Appendix for reconciliation of GAAP to adjusted

Quarter Highlights – Launching New Brands & Attracting Talent

- **Changed name to The Jones Group Inc.** Better reflects evolution and vision for growth
- **Announced *B* Brian Atwood.** New footwear and accessory line that will be the contemporary counterpart to Brian Atwood's high-end, luxury shoe business.
  - Discovering and nurturing creative and design talent to become high demand global branded businesses
- **Launched the Jones New York "Empowering Your Confidence" campaign.** Celebrating the brand's 40th year of empowering women's lives and successes through style.
  - Managing core brands to grow them to full marketplace potential
- **Enhanced talent and management structure.** Dedicated leadership will help Company continue to develop into a premier portfolio of brands in fashion
  - Promotions of: Rick Paterno, Group President of Footwear and
    Ron Offir, President Jones Direct Group
  - Appointments of: Dina Battipaglia as Group President and Rafe Totengco as Creative Director, both of the handbag business; Chief Merchandising Officers Rodney Hutton (for Anne Klein Brands) and Daniela Bocresion (for Rachel Roy Brands)





2010 Guidance

($ in millions)	**Revenue**
Wholesale Better Apparel	$1,130 - $1,145
Wholesale Jeanswear	$800 - $815
Wholesale Footwear and Accessories	$1,140 - $1,160
Retail	$700 – $710
Licensing, Other and Eliminations	($150) – ($160)
Total Company	$3,620 - $3,670
Interest Expense	~ $45 Million
Equity in Losses of Unconsolidated Affiliate	~ ($1) Million
Effective Tax Rate	~ 37.0 %
Depreciation and Amortization	~ $ 115 Million
% of Net Earnings Applicable to Common Equity	~ 95.5%
Income Attributable to Noncontrolling Interest	~ ($1) Million
Weighted Average Shares	~ 83 Million
Capital Expenditures	~ $50 -$55 Million

Full Year Brand Contribution


2010 Projected Revenues*
Jones New York 20%
Easy Spirit 7%
Gloria Vanderbilt 7%
Anne Klein 7%
Stuart Weitzman 6%
l.e.i. 5%
Bandolino 4%
Kasper 3%
Energie 2%
Other 16%
Nine West 23%

*Pro forma including Stuart Weitzman for the full year.

Full Year Distribution Channels

2010 Projected Revenues*



Upscale Department Stores 5%
Discounters 8%
Department Stores 43%
Mass Markets 12%
Mid-tier Chains 12%
Company Operated Retail 20%

*Pro forma including Stuart Weitzman for the full year.

Q3 2010 Reconciliation GAAP to Adjusted

($ in millions)

	GAAP	Adjustments		Adjusted
Q3 2010 Net Revenues				
Wholesale Better Apparel	$ 328	$ -		$ 328
Wholesale Jeanswear	229	-		229
Wholesale Footwear & Accessories	340	-		340
Retail	172	-		172
Licensing, Other and Eliminations	(47)	-		(47)
Total Company	$ 1,022	$ -		$ 1,022
Q3 2010 Gross Profit	$ 343	$ -		$ 343
Q3 2010 SG&A	$ 283	$ (23)	(a-g)	$ 260
Q3 2010 Operating Income				
Wholesale Better Apparel	$ 41	$ (2)	(b,d)	$ 39
Wholesale Jeanswear	21	2	(b,c)	23
Wholesale Footwear & Accessories	35	10	(b-d, g)	45
Retail	(19)	8	(a-c, g)	(11)
Licensing, Other and Eliminations	(18)	5	(c,e-g)	(13)
Total Segment Income	$ 60	$ 23		$ 83
Interest Expense	$ 14	$ (5)	(h)	$ 9
Net Income allocated to Common Equity	$ 28	$ 17		$ 45
Net Income allocated to Participating Shares	$ 1	$ 1		$ 2
Total allocated net income	$ 29	$ 18		$ 47

(a) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations announced in April 2009.

(b) Includes severance related to the restructuring of our costume jewelry business, severance associated with the closure of the Texas warehouse, and severance related to other cost saving initiatives.

(c) Includes costs related to the exit from or restructuring of our moderate sportswear and certain other product lines, expenses associated with the closure of the Texas warehouse, and other charges not considered by management to be part of ongoing operations.

(d) Includes the amortization of the acquired order backlog from the acquisitions of Robert Rodriguez and Stuart Weitzman and the fair value adjustment of the contingent consideration payable for the Robert Rodriguez acquisition.

(e) Includes investment consulting fees, legal fees, accounting fees and other items related to the completed transactions and other business development activities.

(f) 2010 includes the impairment of the intangible asset related to the handbag license acquired with the Stuart Weitzman business.

(g) 2010 include severance and restricted stock amortization related to executive management changes in our footwear & accessories and retail segments.

(h) Represents the periodic adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.

Q3 2009 Reconciliation GAAP to Adjusted

($ in millions)

	GAAP	Adjustments		Adjusted
Q3 2009 Net Revenues				
Wholesale Better Apparel	$ 287	$ -		$ 287
Wholesale Jeanswear	204	1	(a)	205
Wholesale Footwear & Accessories	242	-		242
Retail	167	-		167
Licensing, Other and Eliminations	(45)	-		(45)
Total Company	$ 855	$ 1		$ 856
Q3 2009 Gross Profit	$ 304	$ 1		$ 305
Q3 2009 SG&A	$ 244	$ (13)	(a-c)	$ 231
Q3 2009 Operating (Loss) Income				
Wholesale Better Apparel	$ 38	$ 2		$ 40
Wholesale Jeanswear	21	2	(a)	23
Wholesale Footwear & Accessories	28	2	(b)	30
Retail	(17)	7	(c)	(10)
Licensing, Other and Eliminations	(9)	-		(9)
Total Segment Income	$ 61	$ 13		$ 74
Net Income allocated to Common Equity	$ 29	$ 9		$ 38
Net Income allocated to Participating Shares	$ 1	$ -		$ 1
Total allocated net income	$ 30	$ 9		$ 39

(a) Represents costs related to the exit from or restructuring of certain moderate sportswear lines, severance and other expenses related to strategic review of operations, and certain other items.

(b) Includes severance related to the restructuring of our costume jewelry business, certain charges associated with the bankruptcy of our former U.K. licensee, and severance and other expenses related to restructuring activities and certain other charges.

(c) Includes fixed asset impairment and other charges related to the closure of underperforming retail locations announced in April 2009.

Q3 YTD 2010 Reconciliation GAAP to Adjusted

($ in millions)

	GAAP	Adjustments		Adjusted
FY 2010 Net Revenues				
Wholesale Better Apparel	$ 909	$ -		$ 909
Wholesale Jeanswear	641	-		641
Wholesale Footwear & Accessories	847	-		847
Retail	492	-		492
Licensing, Other and Eliminations	(120)	-		(120)
Total Company	$ 2,769	$ -		$ 2,769
FY 2010 Gross Profit	$ 986	$ -	(c)	$ 986
FY 2010 SG&A	$ 795	$ (48)	(a-g)	$ 747
FY 2010 Operating Income				
Wholesale Better Apparel	$ 130	$ 6	(b,d)	$ 136
Wholesale Jeanswear	70	8	(b,c)	78
Wholesale Footwear & Accessories	82	15	(b-d, g)	97
Retail	(37)	8	(a-c, g)	(29)
Licensing, Other and Eliminations	(54)	11	(c,e-g)	(43)
Total Segment Income	$ 191	$ 48		$ 239
Interest Expense	$ 41	$ (6)	(h)	$ 35
Net Income allocated to Common Equity	$ 90	$ 32		$ 122
Net Income allocated to Participating Shares	$ 4	$ 1		$ 5
Total allocated net income	$ 94	$ 33		$ 127

(a) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations announced in April 2009.

(b) Includes severance related to the restructuring of our costume jewelry business, severance associated with the closure of the Texas warehouse, and severance related to other cost saving initiatives.

(c) Includes costs related to the exit from or restructuring of our moderate sportswear and certain other product lines, expenses associated with the closure of the Texas warehouse, and other charges not considered by management to be part of ongoing operations.

(d) Includes the amortization of the acquired order backlog from the acquisitions of Robert Rodriguez and Stuart Weitzman and the fair value adjustment of the contingent consideration payable for the Robert Rodriguez acquisition.

(e) Includes investment consulting fees, legal fees, accounting fees and other items related to the completed transactions and other business development activities.

(f) 2010 includes the impairment of the intangible asset related to the handbag license acquired with the Stuart Weitzman business.

(g) 2010 include severance and restricted stock amortization related to executive management changes in our footwear & accessories and retail segments.

(h) Represents the periodic adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.

Q3 YTD 2009 Reconciliation GAAP to Adjusted

($ in millions)

	GAAP	Adjustments		Adjusted
FY 2009 Net Revenues				
Wholesale Better Apparel	$ 850	$ -		$ 850
Wholesale Jeanswear	656	3	(a)	659
Wholesale Footwear & Accessories	675	-		675
Retail	492	-		492
Licensing, Other and Eliminations	(122)	-		(122)
Total Company	$ 2,551	$ 3		$ 2,554
FY 2009 Gross Profit	$ 880	$ 3	(a)	$ 883
FY 2009 SG&A	$ 763	$ (53)	(a-c)	$ 710
FY 2009 Operating (Loss) Income				
Wholesale Better Apparel	$ 107	$ 5	(a)	$ 112
Wholesale Jeanswear	61	9	(a)	70
Wholesale Footwear & Accessories	48	12	(b)	60
Retail	(73)	30	(c)	(43)
Licensing, Other and Eliminations	(26)	-		(26)
Total Segment (Loss) Income	$ 117	$ 56		$ 173
Extinguishment of Debt	$ 2	$ (2)	(d)	$ -
Interest Expense	$ 44	$ (8)	(e)	$ 36
Net (Loss) Income allocated to Common Equity	$ 42	$ 42		$ 84
Net (Loss) Income allocated to Participating Shares	$ 2	$ 1		$ 3
Total allocated net (loss) income	$ 44	$ 43		$ 87

(a) Includes costs related to the exit from or restructuring of our moderate sportswear and certain other product lines, and other charges not considered by management to be part of ongoing operations.

(b) Includes severance related to the restructuring of our costume jewelry business, certain charges associated with the bankruptcy of former U.K. licensee, severance related to other cost saving initiatives, and other charges not considered by management to be part of ongoing operations.

(c) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations announced in April 2009.

(d) Represents the loss and costs associated with the repurchase of 4.250% Senior Notes.

(e) Includes the write-off of deferred financing fees related to our prior revolving credit facility upon extinguishment.